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                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-78503 and 333-89605) of Mpath Interactive, Inc. of our report dated November 5, 1999 relating to the financial statements of Resounding Technologies, Inc., which appears in this Current Report on Form 8-K/A.




PricewaterhouseCoopers LLP

San Jose, California
December 20, 1999